Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

RPAR Risk Parity ETF (RPAR)

UPAR Ultra Risk Parity ETF (UPAR)

Each Listed on NYSE Arca, Inc.

December 22, 2025

Supplement to the Prospectus,

dated April 30, 2025, as supplemented

Effective as of October 31, 2025, the section titled “Fund Sponsor” is amended and restated in its entirety to read as follows (capitalized terms not defined herein are defined as set forth in the Prospectus):

FUND SPONSOR

The Adviser and MAI Capital Management, LLC (“MAI”) are parties to an agreement whereby MAI has assumed the obligation of the Adviser to pay all expenses of each Fund, except Excluded Expenses (such expenses of the Funds, except Excluded Expenses, the “Unitary Expenses”). Although MAI is responsible for the Unitary Expenses, the Adviser retains the ultimate obligation to each Fund to pay such expenses. MAI, through its wholly owned indirect subsidiaries, Evoke Wealth, LLC d/b/a Evoke Advisors (“Evoke”) and RPAR, LLC, also provides marketing support for the Funds, including hosting the Funds’ website and preparing marketing materials related to the Funds. For these services and payments, MAI receives all of the profits, if any, generated by a Fund’s unitary management fee, less a contractual fee retained by the Adviser. None of MAI, Evoke or RPAR, LLC make investment decisions, provide investment advice, participate in the active management of the Funds, or otherwise act in the capacity of an investment adviser to the Funds.

Also, effective as of October 31, 2025, reference to “Fund Sponsor” on the back cover page of the Prospectus is amended and restated in its entirety to read as follows:

Fund Sponsor	MAI Capital Management, LLC 6050 Oak Tree Boulevard, Suite 500 Cleveland, Ohio 44131

Please retain this Supplement with your Prospectus for future reference.